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   Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTIONS 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Seth Cohen, Chief Executive Officer of Franklin Credit Management (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of the Company on Form 10-Q for the fiscal quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of the Company.

   Date:  May 14, 2004

                                        BY:         /S/ Seth Cohen
                                           ------------------------------------
                                                  Name: Seth Cohen
                                                 Title: Chief Executive Officer



     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.


     A signed original of this written statement required by Section 906 has been provided to Franklin Credit Management Corporation and will be retained by Franklin Credit Management Corporation and furnished to the Securities and Exchange Commission or its staff upon request.